SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                                   reported):
                                  March 5, 1996


                          ACCESS PHARMACEUTICALS, INC.
                          ----------------------------


                                    DELAWARE
                                   ----------
                 (State or other jurisdiction of incorporation)


                    0-9314                     83-0221517
                  --------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

        2600 N. Stemmons Freeway, Suite 210, Dallas, Texas, U.S.A. 75207
       ------------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)

                    Registrant's telephone number, including
                                   area code:
                                 (214) 905-5100
                                 --------------


                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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                                      -2-


Item 5.  Other Events.
         -------------

         On March 5, 1996, ACCESS Pharmaceuticals, Inc., a Delaware corporation, announced that it had concluded a $6 million private placement of 8.57 million shares of the Company's common stock. A copy of the Press Release is filed as
Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibits.
         ---------

Exhibit 99 Press Release, dated March 5, 1996, of the Registrant.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          ACCESS PHARMACEUTICALS, INC.


                              By:/s/ Kerry P. Gray
                                 -----------------
                                Title: President

Dated:  March 21, 1996

                                                                      Exhibit 99

(BW) (ACCESS-PHARMACEUTICAL) (AXCS) ACCESS announces completion of $6 million private placement.

         Business Editors & Health Industry Writers

         DALLAS--(BUSINESS WIRE)--March 5, 1996--ACCESS Pharmaceuticals Inc. (OTC:AXS) today announced that it has concluded a $6 million private placement of 8.57 million shares of common stock.

         The company's common stock currently trades on the NASD bulletin board.

         The cash infusion will be used to continue the advancement of the product portfolio which focuses on increasing the therapeutic benefit and improving the efficiency of oncology therapeutics and diagnostic agents by selectively targeting sites of disease and accelerating drug clearance.

         "This financing is a strategic step not only in securing funding of the company's projects for up to 30 months but providing the necessary resources to expedite the advancement of our three clinical product candidates," said Kerry Gray, the company's president and CEO.

         The shares issued in the private placement have not been registered, however the company has agreed to file a registration statement within 90 days covering such shares. The investors have agreed not to sell any of the shares purchased in the offering until 180 days after the closing.

         ACCESS Pharmaceuticals is an emerging pharmaceutical company with a broad technology for enhancing the site targeting of intravenous therapeutic drugs, MRI contrast agents and radiopharmaceutical diagnostic and therapeutic agents. The ACCESS technology is based on natural carbohydrate carriers.

         --30--rg/ny*    amp

         CONTACT:  ACCESS Pharmaceuticals, Dallas
                   Kerry P. Gray, 214/905-5100

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